UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Registrants”) are filing this current report on Form 8–K for the sole purpose of filing with the Commission and thereby incorporating into certain registration statements certain supplemental data regarding Post Properties, Inc.’s financial results for the three months and year ended December 31, 2011. The financial data which the Registrants are filing with the Commission is attached hereto as Exhibit 99.1, and Exhibit 99.1 to this current report is incorporated herein by reference. All information in Exhibit 99.1 is provided as of the date thereof and the Registrants do not assume any obligation to update said information in the future.

Item 9.01.	Financial Statements and Exhibits.

99.1	Financial Data as of December 31, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2012

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2012

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Data as of December 31, 2011

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